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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2002

WITNESS SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29335 (Commission File Number)	23-2518693 (I.R.S. Employer Identification No.)

300 Colonial Center Parkway
Roswell, GA 30076
(Address of principal executive offices)

(770) 754-1900
(Registrant's telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        On November 12, 2002, Witness Systems, Inc. (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying the report were certifications of the Company's Chief Executive Officer, David B. Gould, and Chief Financial Officer, William F. Evans, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350. A copy of each of the certifications is attached hereto as an Exhibit.

        The foregoing certifications are being furnished solely to accompany the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, and are not being filed either as part of that Quarterly Report on Form 10-Q or as a separate disclosure statement, and are not to be incorporated by reference into that Quarterly Report on Form 10-Q or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications should not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities act of 1933, as amended. This Current Report (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Exhibit Index

Exhibit No.	Description
99.1	Certification of the Chief Executive Officer, David B. Gould, of Witness Systems, Inc. pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of the Chief Financial Officer, William F. Evans, of Witness Systems, Inc. pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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  ITEM 9. REGULATION FD DISCLOSURE
Exhibit Index